                                                                    EXHIBIT 99.B







FINANCIAL SUMMARY FOR MERRION REINSURANCE COMPANY LTD AS OF JUNE 30, 1996 RESTATED IN U.S. GAAP FORMAT

                          CONSOLIDATED BALANCE SHEET



                                 BALANCE SHEET
                                                               JUN-30
                                               ---------------        -------------
                                                   1996                   1995
                                               ---------------        -------------
ASSETS
- ------
ASSETS:
      Investments, available for sale          $ 11,498,800            $  7,000,000
      Cash and cash equivalents                     910,128                 982,579
      Premiums receivable                         9,090,395               9,725,729
      Loss reserves with cedants                    815,653
      Other assets                                1,396,241                 294,051
                                               ------------            ------------
           TOTAL ASSETS                          23,711,217              17,982,359
                                               ============            ============



LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
      Loss reserves                            $ 14,863,459            $ 15,722,178
      Reinsurance premiums payable                  150,000                  43,700
      Accounts payable and accrued expenses          48,702                   4,000
                                               ------------            ------------
           TOTAL LIABILITIES                     15,062,161              15,769,878
                                               ============            ============
Contingencies

Stockholders' equity:                             7,000,000               1,100,000
      Retained earnings (deficit)                 1,649,056               1,112,481
                                               ------------            ------------
          TOTAL STOCKHOLDERS' EQUITY              8,649,056               2,212,481
                                               ------------            ------------
          TOTAL LIABILITIES AND STOCKHOLDERS'
            EQUITY                               23,711,217              17,982,359
                                               ============            ============

                     CONSOLIDATED STATEMENTS OF OPERATIONS


                                                YEARS ENDED JUNE 30,
                                       -----------------------------------
                                            1996                 1995
                                       --------------       --------------

REVENUES:
   Earned premiums assumed              $  18,835,580         $ 15,806,790
   Ceded premiums                             (50,000)                   0
                                        -------------         ------------
         Net premiums                      18,785,580           15,806,790

Realized gains on investments                 627,350                    0

Net investment income                               0                    0
                                       --------------         ------------
        Total revenues                     19,412,930           15,808,790
                                       --------------         ------------
EXPENSES:
   Losses incurred                        (11,065,364)          (5,828,296)
   Net acquisition costs                   (5,759,920)          (4,187,651)
   Administrative expenses                   (537,530)            (678,568)
   Foreign currency exchange loss             (40,541)              (7,912)

        Total expenses                    (17,403,355)         (11,702,427)
                                      ---------------         ------------
        Income before income taxes          2,009,575            4,106,363

Income taxes                                        0                    0
                                      ---------------         ------------
        Net income                    $     2,009,575         $  4,106,363
                                      ===============         ============
Net income per share                  $          0.29         $         41

Weighted average number of common
shares outstanding                          7,000,000              100,000
                                      ===============         ============


                 See Notes to Consolidated Financial Statements

                 CONSOLIDATED STATEMENT OF STOCKHOLDER' EQUITY

                                      Common Stock               Retained
                              -----------------------------      Earnings
                                Shares             Amount       (Deficits)           Total
                              ----------        -----------    ------------       ------------

BALANCE, June 30th, 1995         100,000         $  100,000    $       0          $    100,000

  Distributions                     0                  0               0                  0

  Net Income                        0                  0          1,112,481          1,112,481
                              ----------         ----------     -----------        -----------
BALANCE, July 1, 1995            100,000            100,000       1,112,481          1,212,481

  Distributions                     -                  -           -700,000           -700,000

    Recapitalization           6,900,000          6,900,000            -             6,900,000

  Net Income                        -                  -          1,649,056          1,649,056
                              ----------         ----------     -----------        -----------
BALANCE, June 30th, 1996       7,000,000         $7,000,000     $ 2,061,537        $ 9,061,537
                              ==========         ==========     ===========        ===========

                See Notes to Consolidated Financial Statements

                     CONSOLIDATED STATEMENT OF CASH FLOWS
               INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS


                                                         June 30,
                                                ----------------------------
                                                    1996            1995
                                                ------------    ------------

Cash flows from operating activities:
  Net income                                    $  2,587,646    $    588,519
  Adjustments to reconcile net income to net
   cash flows from operating activities:
     Foreign currency exchange loss                     0             (7,912)
     Realized (gains) on investments                 627,350            0
  Change in:
     Deferred income taxes                              0               0
     Unearned premiums                                  0               0
     Premiums receivable                            (635,334)     (9,725,719)
     Prepaid reinsurance                                0               0
     Loss reserves                                 3,141,281       9,822,178
     Payables/receivables                            219,190         285,513
     Reinsurance premiums payable                       0               0
     Accrued expenses, accounts and
      income taxes payable                              0               0
     Accrued interest receivable                        0               0
     Deferred acquisition costs                         0               0
                                                ------------    ------------
       Net cash flows from operating activities:   5,940,133         962,579
                                                ------------    ------------

Cash flows from investing activities:
  Purchase of investments                        (10,898,800)           0
  Sale of investments                              7,600,000            0
  Other assets                                          0               0
                                                ------------    ------------
       Net cash flows from investing activities:  (3,298,800)           0

Cash flows from financing activities:
  Distributions                                     (700,000)           0
                                                ------------    ------------
       Effect of exchange rate changes on cash       (16,175)           0
                                                ------------    ------------
       Net change in cash and cash equivalents       (52,451)           0

Cash and cash equivalents, beginning of period      (962,579)           0
                                                ------------    ------------

Cash and cash equivalents, end of period        $    910,128    $    962,579
                                                ============    ============

                See Notes to Consolidated Financial Statements

                       CONSOLIDATED FINANCIAL STATEMENTS

                  FOR THE YEARS ENDED JUNE 30, 1996 AND 1995


3.  REINSURANCE RESULTS
- -----------------------



                                Short Term             Total
                               ------------         -----------
                                 Periodic
                                  Method

Written Premiums assumed        18,835,580           18,835,580
                                                    ===========
Unearned premiums                        0
                               -----------
Earned premiums assumed         18,835,580
Ceded premiums                     (50,000)             (50,000)
                               -----------          ===========
Net premiums                    18,785,580
                               ===========

Net acquisition costs           (5,759,920)          (5,759,920)
                               ===========          ===========

Losses incurred                 (7,871,632)          (7,871,632)
                               ===========          ===========



                               -----------   1995   -----------

Written premiums assumed        15,808,790           15,808,790
                                                    ===========
Unearned premiums                   0
                               -----------
Earned premiums assumed         15,808,790
Ceded premiums                      0                    0
                               -----------          ===========

Net premiums                    15,808,790
                               ===========

Net acquisition costs           (3,991,603)          (3,991,603)
                               ===========          ===========

Losses incurred                     0                    0
                               ===========          ===========


                       CONSOLIDATED FINANCIAL STATEMENTS
                  FOR THE YEARS ENDED JUNE 30, 1996 AND 1995


4.  Investments
- ---------------

Major categories of net investment income are as follows:


                                                1996            1995
                                            -----------     -----------

Cash equivalents                            $   910,128     $   962,579

Marketable equity securities                  7,600,000       7,000,000

Non marketable securities                     3,932,800

                                            $12,442,928     $ 7,962,579
                                            ===========     ===========


The aggregate fair value, gross unrealised holding gains, gross unrealized holding losses and cost investments are as follows:


                                                1996            1995
                                            -----------     -----------

Marketable securities:
  Cost                                      $ 7,000,000     $ 7,000,000
  Gross unrealized holding gains                600,000               0
  Gross unrealized holding losses                     0               0
                                            -----------     -----------
     Fair value                               7,600,000       7,000,000
                                            -----------     -----------

Non marketable securities:
  Cost                                        2,908,800               0
  Gross unrealised holding gains                990,000
  Gross unrealized holding losses                     0               0
                                            -----------     -----------
     Fair value                               3,898,800               0
                                            -----------     -----------

     Total investments                      $11,498,800     $ 7,000,000
                                            ===========     ===========

                       CONSOLIDATED FINANCIAL STATEMENTS
                  FOR THE YEARS ENDED JUNE 30, 1996 AND 1995



5.  LOSS RESERVES
- -----------------

Loss reserves consisted of the following:

                                                1996            1995
                                            -----------     -----------

Balance at July 1                           $10,772,178     $ 5,900,000
                                            -----------     -----------

   Add-provision for losses incurred:

     Current claim years                    11,012,913        4,822,178

     Prior claim years                               0                0
                                            11,012,913        4,822,178
                                           -----------      -----------

  Less-paid losses:

     Current claim years                    (7,871,632)               0

     Prior claim years                               0                0
                                           -----------      -----------
                                            (7,871,632)               0
                                           -----------      -----------
Balance at June 30th                       $13,863,459      $10,722,178
                                           ===========      ===========

Included in loss revenues in respect of transactions under the open year method are the following:


                                                1996            1995
                                            -----------     -----------

Written premiums assumed                    $18,835,580     $15,808,790

Ceded premiums                                  (50,000)              0

Acquisition costs                            (5,759,920)     (3,991,603)

                                            $13,025,660     $11,817,187
                                            ===========     ===========

6.  INCOME TAXES:
- -----------------

At December 31, 1996, the income tax provision comprises the following:



Current:                                    $         0
  Foreign
  Federal, net of $2,000,000 foreign
   tax credit                                         0
                                            -----------
                                                      0
                                            -----------

Deferred:
  Federal                                             0
  State                                               0
                                            -----------
                                                      0
                                            -----------

                      text "The Company....United States"

The federal income tax expense for 1996 differs from the statutory rate of 35% as follows:




Federal income tax statutory rates                    0

Increase (decrease) attributable to:
  Operations for the period from
  January 1, 1996 to May 10, 1996                     0

State income taxes, net of federal benefit:           0
                                            -----------
     Total income tax expense                         0
                                            ===========

Amounts for deferred tax assets and liabilities are as follows:



Deferred tax assets:
  Unearned premiums                         $         0
  Unrealised loss on investments                      0
                                            -----------
                                                      0
Less valuation allowance                              0

     Net deferred tax assets                          0

Deferred tax liabilities:
  Loss reserves                                       0
                                            -----------

     Deferred income taxes                  $         0
                                            ===========


For financial reporting purposes, earnings from continuing operations before income taxes comprises the following:


                                                1996            1995
                                            -----------     -----------

Pretax income:
  United States                             $         0     $         0
  Foreign                                             0               0
                                            -----------     -----------
                                            $         0     $         0
                                            ===========     ===========
